UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 11, 2004

(Date of earliest event reported)

Harold's Stores, Inc.

(Exact name of registrant as specified in its charter)

(Commission File No. 1-10892)

Oklahoma (State or other jurisdiction of incorporation)	73-1308796 (I.R.S. Employer Identification No.)
5919 Maple Avenue Dallas, Texas (Address of principal executive offices)	75235 (Zip Code)

Registrant's telephone number, including area code:	(214) 366-0600

Item 7. Financial Statements and Exhibits

The following exhibits are included with this report:

Exhibit No.	Description

99.1	Company Press Release dated March 11, 2004

Item 12. Regulation FD Disclosure

Pursuant to amended Item 12 of Form 8-K, on March 11, 2004, Harold's Stores, Inc. (the "Company") issued a press release announcing its earnings and operating results for the quarterly period ended January 31, 2003. A copy of the release is included as an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAROLD'S STORES, INC.

By:	/s/ Jodi Taylor

Date: March 15, 2004 Jodi Taylor, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Company Press Release dated March 11, 2004